UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Scott C. Sipple
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2018

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Putnam High Yield Bond Fund
(Institutional Class and Investor Class)
Annual Report
December 31, 2018
On June 5, 2018 the Securities and Exchange Commission adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact (866) 345-5954 or make elections online at www.fundreports.com to let the Fund know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The high yield market finished the first quarter with negative total returns amid escalating volatility across risk assets. In January, high yield was supported by rallying stock markets, as the S&P 500 Index posted its 15th straight month of gains due to positive investor sentiment stemming from tax reform and constructive global growth. The 10-year U.S. Treasury yield rose over 0.30%, slightly hindering returns for higher quality credits. In February, the asset class posted negative returns on the heels of heightened volatility, as equity markets sold off and treasury yields spiked to a four-year high. With that said, most of the declines came in the first 10 days of the month as the S&P 500 Index recovered over half its losses by month-end, as fundamentals remained strong. Additionally, high yield bond funds saw dramatic outflows over the course of the month leading to a record stretch of retail outflows. In March, the asset class posted negative returns as global growth data came in weaker than expected and the potential for a trade war with China increased. With that said, high yield outperformed equities and the overall market tone was orderly. Additionally, during the month, the Federal Reserve raised rates 0.25% to 1.75% and maintained its outlook of three rate hikes in 2018. The default environment remained moderate over the quarter, albeit higher than last year. The majority of the default activity came from one issuer, iHeart Communications, accounting for over half of the default activity for the quarter. Meanwhile, recovery rates declined during the quarter; however, they remain 5.7% above their long-term average.
The high yield market rebounded in the second quarter with positive total returns, albeit modest. The asset class began the quarter with strong performance, driven by higher commodity prices. However, full-month returns in April were tempered by sharp fluctuations in Treasury yields stemming from inflation concerns. In May, high yield returns were negative as Treasuries rallied and oil prices and equities saw increased volatility, which caused downward pressure on bond prices. At the beginning of the month, Venezuelan and Iranian supply put upward pressure on oil. However, towards the end of the month investor concern rose with speculation of OPEC easing restraints during their March meeting, causing oil prices to fall. On the other hand, market technicals were positive in May due to light high yield new issuance volumes. Additionally, fundamentals remained strong as the U.S. high yield default rate trended lower. In June, high yield returns were modestly positive, as volatility re-entered the market. The driving narrative over the month was investor uncertainty surrounding possible trade wars. During the month, the Federal Reserve raised rates for the seventh time since 2015 and signaled two additional hikes this year. Additionally, fundamentals remained strong, as there were no U.S. high yield defaults in June for just the third time since 2012. As a result, the default rate ended the quarter at 2.06%, including distressed exchanges.
The high yield market continued on a positive trajectory into the third quarter, as all three months in the quarter posted positive monthly total return. The quarter began with a very strong start to second quarter earnings season increasing investor confidence and pushing returns higher. Additionally, equities rallied during the quarter and oil prices pushed generally higher as OPEC left production levels unchanged. In terms of trade, tensions eased as the U.S. and Mexico signed a new NAFTA agreement and U.S. and EU trade tensions subsided. However, trade tensions between the U.S. and China remain a risk. The Federal Reserve raised rates to end the quarter, albeit they appeared a bit more dovish then in previous FOMC meetings. Fundamentals remained strong, with only two companies defaulting during the quarter totaling approximately $2.4B worth of debt. Additionally, market technicals remained strong as new issue volumes remained low during the quarter. Given this environment, high yield spreads ended the quarter tighter.

The high yield market weakened significantly in the fourth quarter, ending the year in negative territory. Pressure on high yield bonds stemmed from record outflows, global trade tensions, and plummeting oil prices. Specifically, oil prices decreased $27/ barrel during the quarter, ending at approximately $45/ barrel. Equities also fell significantly during the quarter, as almost every corner of the market saw significant decline. The Federal Reserve raised rates to end the quarter, albeit they appeared a bit more dovish on their pace for 2019. Market fundamentals continued to look attractive in the fourth quarter, with a low number of companies defaulting. Market technicals also remained strong during the quarter, as new issue volumes remained low, offsetting some of the pressure from record outflows. Given this environment, high yield spreads ended the quarter wider.
The high yield market, as measured by the J.P. Morgan Developed High Yield Index, returned -2.36% in 2018. During the year, higher-quality bonds generally outperformed the lower end of the credit quality spectrum. Specifically, BB-rated bonds returned -2.40%, B-rated bonds returned -1.42%, and CCC-rated bonds returned -2.75%. High-yield new issue volumes for the year were approximately $187.4B. Across the quality spectrum, 34.5% of issuance came from split-BBB and BB-rated issuers, while 38.3% came from split-BB and B-rated issuers, and 14.7% came from split-B and CCC-rated issuers. Furthermore, 60.9% of proceeds were used for refinancing during the year, while 21.5% were used for merger and acquisition purposes, and 14.6% were used for general corporate purposes.
For the twelve month period ended December 31, 2018, the Great-West Putnam High Yield Bond Fund (Institutional Class shares) returned -3.58%, underperforming its benchmark, the J.P. Morgan Developed High Yield Index, which returned -2.36% for the same period. At the sector level, top contributors to relative returns included security selection in retail and diversified media, along with an underweight position in food & beverages. On the other hand, security selection in financials and metals & mining, along with an overweight position in housing detracted from relative returns. At the issuer level, not holding commodity sensitive names such as, Sanchez Energy and Ultra Petroleum in the portfolio contributed to relative returns, as oil prices fell from their October 3, 2018 peak of approximately $76/barrel to approximately $46/barrel on December 31, 2018. Additionally, an out of benchmark position in J. Crew contributed to relative returns. On the other hand, an overweight position in Alta Mesa Resources was the top detractor from relative returns during the year amid S&P downgrading the issuer to B/Negative from B/Stable, along with weak second quarter earnings and C-level management restructuring. Additionally, overweight positions in Caesars Entertainment and American Tire detracted from relative returns.
Our overall view of the high yield asset class remains generally constructive. The fundamental landscape of high yield issuers in the U.S. is positive, buoyed by favorable corporate earnings and economic data. Overall default levels have significantly fallen over the last 12 months and are at levels last seen in 2014 (1.87%, including distressed exchanges). From a valuation standpoint, spreads now look attractive given the recent back-up during December. Meanwhile, the technical environment has been generally positive due to moderate net new issuance volumes coupled with a search for yield but tempered by outflows in the asset class in 2018. Nevertheless, the risks to our constructive outlook include commodity price volatility, policy missteps from global central banks, heightened geopolitical tension and/or escalating trade rifts. Overall, we will continue to capitalize on relative value opportunities in the primary and secondary markets.
The views and opinions in this report were current as of December 31, 2018 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2018 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	-3.58%	N/A	2.72%
Investor Class	-3.92%	2.86%	9.63%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Ratings as of December 31, 2018 (unaudited)
Rating	Percentage of Fund Investments
A3	0.21%
Baa2	0.47
Baa3	1.82
Ba1	5.82
Ba2	8.54
Ba3	12.54
B1	10.65
B2	13.22
B3	15.33
CCC, CC, C	16.99
Equities	2.20
Not Rated	3.91
Short Term Investments	8.30
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2018 to December 31, 2018).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(06/30/18)	(12/31/18)	(06/30/18–12/31/18)
Institutional Class
Actual	$1,000.00	$ 968.80	$3.74
Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.82
Investor Class
Actual	$1,000.00	$ 967.30	$5.48
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.60
* Expenses are equal to the Fund's annualized expense ratio of 0.75% for the Institutional Class shares and 1.10% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 185/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
BANK LOANS
$ 183,053	Academy Ltd(b) 6.35%, 07/01/2022 1-mo. LIBOR + 4.00%	$ 121,730
334,370	Air Methods Corp(b) 6.30%, 04/21/2024 3-mo. LIBOR + 3.50%	262,958
665,000	Asurion LLC(b) 9.02%, 08/04/2025 1-mo. LIBOR + 6.50%	645,050
443,861	Avaya Inc(b) 6.70%, 12/15/2024 1-mo. LIBOR + 4.25%	428,603
370,563	Bausch Health Companies Inc(b) 5.38%, 06/02/2025 1-mo. LIBOR + 3.00%	353,887
540,882	BCP Raptor LLC(b) 6.87%, 06/24/2024 2-mo. LIBOR + 4.25%	502,006
460,000	Boyd Gaming Corp(b) 5.05%, 09/15/2023 3-mo. LIBOR + 5.04%	438,342
1,058,875	Brand Energy & Infrastructure Services Inc(b) 6.73%, 06/21/2024 1-mo. LIBOR + 4.25%	1,001,166
	California Resources Corp(b)
390,000	12.90%,12/31/2021 1-mo. LIBOR + 10.38%	370,500
700,000	7.26%,12/31/2022 1-mo. LIBOR + 4.75%	651,000
218,017	Capital Automotive LP(b) 8.53%, 03/24/2025 1-mo. LIBOR + 6.00%	215,428
403,000	Clear Channel Communications(b) 9.27%, 01/30/2019 1-mo. LIBOR + 6.75%	266,484
265,000	Cypress Intermediate Holdings III Inc. (b) 9.27%, 04/28/2025 1-mo. LIBOR + 6.75%	260,363
1,440,000	Financial & Risk US Holdings Inc(b) 6.27%, 10/01/2025 1-mo. LIBOR + 3.75%	1,342,080
395,000	Forest City Enterprises LP(b) 6.38%, 12/08/2025 1-mo. LIBOR + 4.00%	383,150
310,048	Forterra Finance LLC(b) 5.52%, 10/25/2023 1-mo. LIBOR + 3.00%	276,253
231,724	FTS International Inc(b) 7.27%, 04/16/2021 1-mo. LIBOR + 4.75%	228,248
199,833	Gates Global LLC(b) 5.27%, 04/01/2024 1-mo. LIBOR + 2.75%	189,467
721,375	Houston Fuel Oil Terminal Co TLB(b) 5.28%, 06/26/2025 1-mo. LIBOR + 2.75%	706,046
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 664,368	J Crew Group Inc TLB(b) 6.02%, 03/05/2021 3-mo. LIBOR + 3.22%	$ 528,172
	Jo-Ann Stores LLC(b)
307,602	7.48%,10/20/2023 1-mo. LIBOR + 5.00%	290,684
510,000	11.73%,05/21/2024 1-mo. LIBOR + 9.25%	492,150
281,354	KCA Deutag Alpha Ltd / KCA Deutag US Finance LLC TLB(b) 9.55%, 02/28/2023 3-mo. LIBOR + 6.75%	229,304
960	Keane Group Holdings LLC(b) 6.31%, 05/25/2025 1-mo. LIBOR + 3.75%	883
415,000	Kronos Inc(b) 9.25%, 11/01/2023 2-mo. LIBOR + 8.25%	408,256
300,000	Level 3 Financing Inc(b) 5.49%, 02/22/2024 3-mo. LIBOR + 2.25%	282,750
149,625	Navistar Financial Corp(b) 6.31%, 07/30/2025 1-mo. LIBOR + 3.75%	142,518
1,220,226	Navistar Inc TLB(b) 5.89%, 11/06/2024 1-mo. LIBOR + 3.50%	1,168,367
201,925	Ortho-Clinical Diagnostics Inc(b) 5.76%, 06/30/2025 1-mo. LIBOR + 3.25%	187,134
550,837	Oryx Southern Delaware Holdings LLC TLB(b) 5.77%, 02/28/2025 1-mo. LIBOR + 3.25%	504,016
267,708	Rackspace Hosting Inc TLB(b) 5.58%, 11/03/2023 2-mo. LIBOR + 3.00%	234,111
358,519	Revlon Consumer Products Corp TLB(b) 6.21%, 09/07/2023 2-mo. LIBOR + 3.50%	252,308
	Robertshaw US Holding Corp(b)
481,151	6.06%,02/28/2025 1-mo. LIBOR + 3.50%	433,036
390,000	10.56%,02/28/2026 1-mo. LIBOR + 8.00%	354,900
527,000	Talbots Inc(b) 9.51%, 11/16/2022 1-mo. LIBOR + 7.00%	525,682
635,026	Titan Acquisition Ltd(b) 5.52%, 03/28/2025 1-mo. LIBOR + 3.00%	583,827
299,497	Transdigm Inc(b) 5.02%, 06/09/2023 1-mo. LIBOR + 2.50%	282,183
365,000	Traverse Midstream Partners LLC(b) 6.60%, 09/27/2024 2-mo. LIBOR + 4.00%	349,487

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 488,604	Vertiv Group Corp TLB(b) 6.71%, 11/30/2023 2-mo. LIBOR + 4.00%	$ 442,186
TOTAL BANK LOANS — 6.59% (Cost $17,499,837)		$ 16,334,715
CORPORATE BONDS AND NOTES
Basic Materials — 7.38%
	Allegheny Technologies Inc
215,000	5.95%, 01/15/2021	210,700
480,000	7.88%, 08/15/2023	489,600
670,000	Alpha 2 BV(c)(d) 8.75%, 06/01/2023 PIK rate, 9.50%	641,525
330,000	Alpha 3 BV / Alpha US Bidco Inc(c) 6.25%, 02/01/2025	310,200
	ArcelorMittal
95,000	6.13%, 06/01/2025	99,470
560,000	7.00%, 10/15/2039	590,598
485,000	Axalta Coating Systems LLC(c) 4.88%, 08/15/2024	458,325
870,000	Big River Steel LLC / BRS Finance Corp(c) 7.25%, 09/01/2025	863,475
585,000	CF Industries Inc 4.95%, 06/01/2043	453,375
	Chemours Co
125,000	6.63%, 05/15/2023	126,250
510,000	7.00%, 05/15/2025	513,825
280,000	5.38%, 05/15/2027	252,000
175,000	Cleveland-Cliffs Inc 5.75%, 03/01/2025	157,500
1,155,000	Compass Minerals International Inc(c) 4.88%, 07/15/2024	1,045,275
	Constellium NV(c)
500,000	5.75%, 05/15/2024	460,000
305,000	6.63%, 03/01/2025	282,887
115,000	Cornerstone Chemical Co(c) 6.75%, 08/15/2024	100,913
	First Quantum Minerals Ltd(c)
345,000	7.50%, 04/01/2025	284,625
530,000	6.88%, 03/01/2026	425,325
	Freeport-McMoRan Inc
550,000	6.88%, 02/15/2023	567,187
265,000	5.45%, 03/15/2043	201,731
1,260,000	GCP Applied Technologies Inc(c) 5.50%, 04/15/2026	1,228,500
515,000	Hudbay Minerals Inc(c) 7.63%, 01/15/2025	503,412
630,000	Ingevity Corp(c) 4.50%, 02/01/2026	570,150
250,000	Joseph T Ryerson & Son Inc(c) 11.00%, 05/15/2022	251,875
Principal Amount(a)		Fair Value
Basic Materials — (continued)
$ 345,000	Kraton Polymers LLC / Kraton Polymers Capital Corp(c) 7.00%, 04/15/2025	$ 317,400
	Mercer International Inc
230,000	7.75%, 12/01/2022	236,900
310,000	6.50%, 02/01/2024	303,025
135,000	7.38%, 01/15/2025(c)(e)	134,663
280,000	5.50%, 01/15/2026	250,600
220,000	New Gold Inc(c) 6.25%, 11/15/2022	184,800
585,000	PQ Corp(c) 5.75%, 12/15/2025	541,125
940,000	Smurfit Kappa Treasury Funding Designated Activity Co 7.50%, 11/20/2025	1,072,540
	Starfruit Finco BV / Starfruit US Holdco LLC(c)
100,000	EUR, 6.50%, 10/01/2026	105,603
910,000	8.00%, 10/01/2026(e)	841,750
	Steel Dynamics Inc
258,000	5.25%, 04/15/2023	254,453
295,000	5.50%, 10/01/2024	292,050
185,000	4.13%, 09/15/2025	169,969
340,000	5.00%, 12/15/2026	322,150
	Syngenta Finance NV(c)
580,000	4.89%, 04/24/2025	548,647
580,000	5.18%, 04/24/2028	538,166
365,000	Teck Resources Ltd 3.75%, 02/01/2023	347,662
240,000	Tronox Finance PLC(c) 5.75%, 10/01/2025	194,400
565,000	WR Grace & Co-Conn(c) 5.63%, 10/01/2024	562,175
		18,306,801
Communications — 14.67%
200,000	Altice Financing SA(c) 6.63%, 02/15/2023	192,000
600,000	Altice Finco SA(c)(e) 7.63%, 02/15/2025	498,000
	Altice SA(c)
710,000	7.75%, 05/15/2022	646,100
300,000	7.63%, 02/15/2025	224,250
1,160,000	7.38%, 05/01/2026	1,064,300
45,000	Cablevision Systems Corp 8.00%, 04/15/2020	45,563
1,180,000	CBS Radio Inc(c)(e) 7.25%, 11/01/2024	1,097,400
	CCO Holdings LLC / CCO Holdings Capital Corp(c)
780,000	5.13%, 05/01/2023	758,550
955,000	5.88%, 04/01/2024	950,225
485,000	5.75%, 02/15/2026	475,300
375,000	5.50%, 05/01/2026	360,469
445,000	Clear Channel Worldwide Holdings Inc 6.50%, 11/15/2022	445,000

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
Communications — (continued)
	CommScope Technologies LLC(c)
$ 995,000	6.00%, 06/15/2025	$ 905,450
340,000	5.00%, 03/15/2027	275,400
	CSC Holdings LLC
380,000	6.75%, 11/15/2021	389,500
985,000	5.13%, 12/15/2021(c)	749,700
500,000	10.13%, 01/15/2023(c)	537,880
890,000	5.25%, 06/01/2024	815,462
940,000	7.75%, 07/15/2025(c)	834,350
400,000	10.88%, 10/15/2025(c)	449,168
980,000	7.50%, 04/01/2028(c)	977,550
	Digicel Ltd(c)
280,000	6.00%, 04/15/2021(e)	251,300
405,000	6.75%, 03/01/2023	320,456
1,420,000	DISH DBS Corp 5.88%, 11/15/2024	1,143,100
	Frontier Communications Corp
335,000	10.50%, 09/15/2022(e)	232,825
390,000	11.00%, 09/15/2025	242,756
925,000	8.50%, 04/01/2026(c)	809,375
735,000	Gray Escrow Inc(c) 7.00%, 05/15/2027	716,566
395,000	Gray Television Inc(c) 5.88%, 07/15/2026	368,259
670,000	iHeartCommunications Inc(f)(g) 9.00%, 12/15/2019	448,900
1,270,000	Intelsat Connect Finance SA(c) 9.50%, 02/15/2023	1,092,200
1,075,000	Intelsat Jackson Holdings SA(c) 9.75%, 07/15/2025	1,078,010
	Level 3 Financing Inc
375,000	5.63%, 02/01/2023	368,438
1,055,000	5.25%, 03/15/2026	965,325
655,000	Match Group Inc(c) 5.00%, 12/15/2027	600,963
765,000	Meredith Corp(c) 6.88%, 02/01/2026	747,787
	Netflix Inc
95,000	5.88%, 02/15/2025	95,831
385,000	4.88%, 04/15/2028	351,313
340,000	5.88%, 11/15/2028(c)	331,306
230,000	6.38%, 05/15/2029(c)	226,838
1,335,000	Nexstar Broadcasting Inc(c) 5.63%, 08/01/2024	1,248,225
540,000	Outfront Media Capital LLC / Outfront Media Capital Corp 5.88%, 03/15/2025	530,550
865,000	Plantronics Inc(c) 5.50%, 05/31/2023	804,450
140,000	Quebecor Media Inc 5.75%, 01/15/2023	140,700
774,000	Sinclair Television Group Inc(c) 5.63%, 08/01/2024	725,625
	Sirius XM Radio Inc(c)
375,000	6.00%, 07/15/2024	375,938
850,000	5.00%, 08/01/2027	776,687
735,000	Sprint Capital Corp 6.88%, 11/15/2028	694,575
Principal Amount(a)		Fair Value
Communications — (continued)
	Sprint Corp
$1,045,000	7.25%, 09/15/2021	$ 1,069,557
1,790,000	7.88%, 09/15/2023	1,836,987
	T-Mobile USA Inc
260,000	6.00%, 03/01/2023	261,282
940,000	6.38%, 03/01/2025	951,712
220,000	4.50%, 02/01/2026	201,850
140,000	5.38%, 04/15/2027	135,100
530,000	4.75%, 02/01/2028	479,650
130,000	Townsquare Media Inc(c) 6.50%, 04/01/2023	119,600
440,000	Tribune Media Co 5.88%, 07/15/2022	442,200
400,000	Unitymedia GmbH(c) 6.13%, 01/15/2025	401,960
570,000	Univision Communications Inc(c) 5.13%, 02/15/2025	500,175
	Videotron Ltd
505,000	5.00%, 07/15/2022	502,475
595,000	5.13%, 04/15/2027(c)	562,275
570,000	Virgin Media Finance PLC(c) 5.75%, 01/15/2025	535,817
		36,380,555
Consumer, Cyclical — 11.86%
	1011778 BC Unlimited Liability Co / New Red Finance Inc(c)
110,000	4.63%, 01/15/2022	106,425
505,000	4.25%, 05/15/2024	465,009
740,000	5.00%, 10/15/2025	680,800
720,000	Allison Transmission Inc(c) 4.75%, 10/01/2027	640,800
	AMC Entertainment Holdings Inc
415,000	5.75%, 06/15/2025(e)	365,200
325,000	5.88%, 11/15/2026	278,688
435,000	6.13%, 05/15/2027(e)	371,925
460,000	American Builders & Contractors Supply Co Inc(c) 5.75%, 12/15/2023	455,400
	Beacon Roofing Supply Inc
430,000	6.38%, 10/01/2023	425,700
470,000	4.88%, 11/01/2025(c)	413,013
	Boyd Gaming Corp
195,000	6.38%, 04/01/2026	188,663
245,000	6.00%, 08/15/2026	229,075
825,000	Caesars Resort Collection LLC / CRC Finco Inc(c) 5.25%, 10/15/2025	709,500
920,000	CEC Entertainment Inc(e) 8.00%, 02/15/2022	805,000
	Cinemark USA Inc
365,000	5.13%, 12/15/2022	359,525
215,000	4.88%, 06/01/2023	206,400
285,000	Cirsa Finance International SARL(c) 7.88%, 12/20/2023	281,523

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$1,150,000	Constellation Merger Sub Inc(c)(e) 8.50%, 09/15/2025	$ 1,032,125
380,000	Diamond Resorts International Inc(c)(e) 7.75%, 09/01/2023	364,800
	Eldorado Resorts Inc
270,000	7.00%, 08/01/2023	277,425
90,000	6.00%, 09/15/2026(c)	85,050
	Golden Nugget Inc(c)
620,000	6.75%, 10/15/2024	584,350
725,000	8.75%, 10/01/2025	697,812
360,000	Hanesbrands Inc(c) 4.63%, 05/15/2024	337,500
615,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp 4.88%, 04/01/2027	576,562
	Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp(c)
705,000	6.75%, 11/15/2021	712,050
1,130,000	10.25%, 11/15/2022	1,197,800
365,000	Jacobs Entertainment Inc(c) 7.88%, 02/01/2024	375,950
	KFC Holding Co / Pizza Hut Holdings LLC / Taco Bell of America LLC(c)
315,000	5.00%, 06/01/2024	303,975
560,000	5.25%, 06/01/2026	541,817
230,000	4.75%, 06/01/2027	213,900
350,000	Lennar Corp 5.88%, 11/15/2024	350,000
	Live Nation Entertainment Inc(c)
275,000	4.88%, 11/01/2024	261,250
520,000	5.63%, 03/15/2026	508,300
	Mattamy Group Corp(c)
585,000	6.88%, 12/15/2023	546,244
180,000	6.50%, 10/01/2025	161,100
870,000	Navistar International Corp(c) 6.63%, 11/01/2025	839,550
275,000	Neiman Marcus Group LLC(e) 7.13%, 06/01/2028	189,750
	Neiman Marcus Group Ltd LLC(c)
540,000	8.00%, 10/15/2021	222,750
362,094	8.75%, 10/15/2021(d) PIK rate, 9.50%	152,079
455,000	Penn National Gaming Inc(c)(e) 5.63%, 01/15/2027	407,225
	Penske Automotive Group Inc
550,000	5.75%, 10/01/2022	548,625
440,000	5.38%, 12/01/2024	411,950
425,000	5.50%, 05/15/2026	395,250
240,000	PetSmart Inc(c) 7.13%, 03/15/2023	139,800
	PulteGroup Inc
240,000	5.50%, 03/01/2026	231,000
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 700,000	7.88%, 06/15/2032	$ 724,500
765,000	Rite Aid Corp(c) 6.13%, 04/01/2023	604,350
920,000	Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp(c) 6.13%, 08/15/2021	892,400
680,000	Sabre Global Inc(c) 5.38%, 04/15/2023	676,600
1,575,000	Scientific Games International Inc 10.00%, 12/01/2022	1,594,672
	Six Flags Entertainment Corp(c)
670,000	4.88%, 07/31/2024	631,475
925,000	5.50%, 04/15/2027	871,812
460,000	Sugarhouse HSP Gaming Property Mezz LP / Sugarhouse HSP Gaming Finance Corp(c) 5.88%, 05/15/2025	430,100
490,000	TRI Pointe Group Inc / TRI Pointe Homes Inc 5.88%, 06/15/2024	437,325
715,000	Wabash National Corp(c) 5.50%, 10/01/2025	612,219
	WMG Acquisition Corp(c)
485,000	5.00%, 08/01/2023	471,662
160,000	5.50%, 04/15/2026	152,800
365,000	Wolverine World Wide Inc(c) 5.00%, 09/01/2026	337,625
445,000	Wyndham Hotels & Resorts Inc(c) 5.38%, 04/15/2026	427,200
1,005,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp(c) 5.25%, 05/15/2027	884,400
		29,397,775
Consumer, Non-Cyclical — 9.96%
740,000	Air Medical Group Holdings Inc(c) 6.38%, 05/15/2023	625,300
2,055,000	Ashtead Capital Inc(c) 4.38%, 08/15/2027	234,180
	Bausch Health Cos Inc
550,000	EUR, 4.50%, 05/15/2023	437,635
185,000	5.88%, 05/15/2023(c)	171,125
960,000	7.00%, 03/15/2024(c)	969,600
740,000	6.13%, 04/15/2025(c)	645,650
165,000	5.50%, 11/01/2025(c)	153,863
460,000	9.00%, 12/15/2025(c)	457,700
595,000	BioScrip Inc(e) 8.88%, 02/15/2021	554,837
445,000	Carriage Services Inc(c) 6.63%, 06/01/2026	436,100
	Centene Corp
310,000	4.75%, 05/15/2022	306,125
730,000	6.13%, 02/15/2024	747,337
240,000	5.38%, 06/01/2026(c)	233,400

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
	CHS / Community Health Systems Inc
$ 741,000	6.88%, 02/01/2022	$ 337,155
1,105,000	6.25%, 03/31/2023	1,004,224
785,000	8.13%, 06/30/2024(c)(e)	573,050
580,000	Dean Foods Co(c) 6.50%, 03/15/2023	464,000
565,000	Diamond BC BV EUR, 5.63%, 08/15/2025	550,247
480,000	Endo Designated Activity Co / Endo Finance LLC / Endo Finco Inc(c) 6.00%, 07/15/2023	366,000
280,000	Endo Finance LLC / Endo Finco Inc(c) 5.38%, 01/15/2023	212,800
440,000	Fresh Market Inc(c) 9.75%, 05/01/2023	316,800
505,000	Gartner Inc(c) 5.13%, 04/01/2025	491,208
	HCA Inc
695,000	6.50%, 02/15/2020	712,375
55,000	7.50%, 02/15/2022	58,438
675,000	5.25%, 06/15/2026	669,937
825,000	2.80%, 06/15/2047	781,687
	IHS Markit Ltd
590,000	4.75%, 02/15/2025(c)	580,412
40,000	4.00%, 03/01/2026(c)	37,200
250,000	4.75%, 08/01/2028	244,070
710,000	Jaguar Holding Co II / Pharmaceutical Product Development LLC(c) 6.38%, 08/01/2023	678,469
355,000	Kinetic Concepts Inc / KCI USA Inc(c) 12.50%, 11/01/2021	379,850
	Lamb Weston Holdings Inc(c)
50,000	4.63%, 11/01/2024	48,625
835,000	4.88%, 11/01/2026	801,600
460,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC(c)(e) 5.50%, 04/15/2025	317,400
	Molina Healthcare Inc
430,000	5.38%, 11/15/2022	414,950
125,000	4.88%, 06/15/2025(c)	114,063
320,000	Nielsen Co SARL(c)(e) 5.00%, 02/01/2025	299,200
795,000	Nielsen Finance LLC / Nielsen Finance Co(c) 5.00%, 04/15/2022	759,225
595,000	Ortho-Clinical Diagnostics Inc / Ortho-Clinical Diagnostics SA(c) 6.63%, 05/15/2022	535,500
205,000	Refinitiv US Holdings Inc(c) 6.25%, 05/15/2026	197,825
	Service Corp International
114,000	5.38%, 01/15/2022	114,285
910,000	5.38%, 05/15/2024	900,900
290,000	7.50%, 04/01/2027	313,200
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 175,000	4.63%, 12/15/2027	$ 164,500
320,000	Sotera Health Holdings LLC(c) 6.50%, 05/15/2023	306,400
	Spectrum Brands Inc
15,000	6.63%, 11/15/2022	15,188
400,000	6.13%, 12/15/2024	385,000
340,000	5.75%, 07/15/2025	322,898
	Tenet Healthcare Corp
635,000	6.00%, 10/01/2020	642,937
325,000	8.13%, 04/01/2022	325,813
	Teva Pharmaceutical Finance Netherlands III BV
445,000	6.00%, 04/15/2024	428,601
685,000	6.75%, 03/01/2028	664,073
735,000	TMS International Corp(c)(e) 7.25%, 08/15/2025	687,225
	Valeant Pharmaceuticals International(c)
545,000	9.25%, 04/01/2026	545,000
490,000	8.50%, 01/31/2027	475,300
	WellCare Health Plans Inc
305,000	5.25%, 04/01/2025	293,563
190,000	5.38%, 08/15/2026(c)	183,350
		24,687,395
Diversified — 0.12%
335,000	Trident Merger Sub Inc(c) 6.63%, 11/01/2025	298,150
Energy — 13.17%
440,000	Aker BP ASA(c) 5.88%, 03/31/2025	438,900
1,120,000	Alta Mesa Holdings LP / Alta Mesa Finance Services Corp 7.88%, 12/15/2024	694,400
	Antero Resources Corp
740,000	5.38%, 11/01/2021	714,100
180,000	5.63%, 06/01/2023	171,000
745,000	Apergy Corp 6.38%, 05/01/2026	722,650
	Ascent Resources Utica Holdings LLC / ARU Finance Corp(c)
223,000	10.00%, 04/01/2022	228,084
265,000	7.00%, 11/01/2026	239,825
240,000	Baytex Energy Corp(c) 5.63%, 06/01/2024	207,600
	California Resources Corp
370,000	5.00%, 01/15/2020	325,600
407,000	8.00%, 12/15/2022(c)(e)	275,743
134,575	CHC Group LLC / CHC Finance Ltd(h)(i) 0.00%, 10/01/2020	114,389
	Cheniere Corpus Christi Holdings LLC
1,052,000	5.88%, 03/31/2025	1,046,740
560,000	5.13%, 06/30/2027	528,668

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
Energy — (continued)
	Chesapeake Energy Corp
$ 450,000	5.75%, 03/15/2023(e)	$ 388,125
565,000	8.00%, 01/15/2025(e)	498,612
220,000	8.00%, 06/15/2027	184,800
660,000	Comstock Escrow Corp(c) 9.75%, 08/15/2026	557,700
	Continental Resources Inc
500,000	3.80%, 06/01/2024	473,300
420,000	4.90%, 06/01/2044	371,666
965,000	Covey Park Energy LLC / Covey Park Finance Corp(c) 7.50%, 05/15/2025	829,900
500,000	CrownRock LP / CrownRock Financial Inc(c) 5.63%, 10/15/2025	450,000
	DCP Midstream Operating LP
240,000	5.38%, 07/15/2025(e)	234,600
255,000	6.75%, 09/15/2037(c)	251,175
	Denbury Resources Inc
476,000	9.00%, 05/15/2021(c)	445,060
230,000	6.38%, 08/15/2021	167,325
240,000	7.50%, 02/15/2024(c)(e)	193,200
	Diamondback Energy Inc
265,000	4.75%, 11/01/2024	255,725
965,000	5.38%, 05/31/2025	940,875
	Endeavor Energy Resources LP / EER Finance Inc(c)
300,000	5.50%, 01/30/2026	307,500
755,000	5.75%, 01/30/2028	770,251
	Energy Transfer LP
720,000	5.88%, 01/15/2024	735,034
250,000	5.50%, 06/01/2027	243,750
1,130,000	Energy Transfer Operating LP(e)(j) 6.63%, Perpetual	932,250
675,000	Ensco PLC 7.75%, 02/01/2026	499,500
	EP Energy LLC / Everest Acquisition Finance Inc
396,000	9.38%, 05/01/2020	307,890
389,000	9.38%, 05/01/2024(c)	173,105
190,000	8.00%, 11/29/2024(c)(e)	141,550
370,000	8.00%, 02/15/2025(c)	152,625
490,000	7.75%, 05/15/2026(c)	433,650
275,000	FTS International Inc 6.25%, 05/01/2022	243,375
960,000	Hess Infrastructure Partners LP / Hess Infrastructure Partners Finance Corp(c) 5.63%, 02/15/2026	928,800
875,000	Holly Energy Partners LP / Holly Energy Finance Corp(c) 6.00%, 08/01/2024	857,500
580,000	Indigo Natural Resources LLC(c) 6.88%, 02/15/2026	498,800
590,000	Jagged Peak Energy LLC(c) 5.88%, 05/01/2026	548,700
Principal Amount(a)		Fair Value
Energy — (continued)
	Kinder Morgan Inc
$ 100,000	7.80%, 08/01/2031	$ 120,081
360,000	7.75%, 01/15/2032	431,886
	MEG Energy Corp(c)
370,000	6.38%, 01/30/2023	349,650
700,000	6.50%, 01/15/2025	710,500
	Nabors Industries Inc
75,000	5.50%, 01/15/2023(e)	59,526
800,000	5.75%, 02/01/2025	605,883
	Newfield Exploration Co
125,000	5.75%, 01/30/2022	126,250
230,000	5.63%, 07/01/2024	232,875
670,000	5.38%, 01/01/2026	656,600
220,000	Nine Energy Service Inc(c) 8.75%, 11/01/2023	209,000
	Noble Holding International Ltd
350,000	7.75%, 01/15/2024(e)	265,125
275,000	7.88%, 02/01/2026(c)	234,438
	Oasis Petroleum Inc
873,000	6.88%, 03/15/2022	822,802
485,000	6.25%, 05/01/2026(c)(e)	407,400
400,000	Precision Drilling Corp(c) 7.13%, 01/15/2026	344,000
	Range Resources Corp
390,000	5.75%, 06/01/2021	377,325
90,000	5.00%, 03/15/2023	79,200
	SESI LLC
150,000	7.13%, 12/15/2021	127,500
700,000	7.75%, 09/15/2024	556,500
	Seventy Seven Energy Inc(f)(k)(l)
225,000	6.63%, 11/15/2019	23
345,000	6.50%, 07/15/2022	35
	SM Energy Co
275,000	5.00%, 01/15/2024	239,250
600,000	6.75%, 09/15/2026(e)	537,000
190,000	6.63%, 01/15/2027	169,100
445,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp(c) 5.50%, 01/15/2028	427,200
	Targa Resources Partners LP / Targa Resources Partners Finance Corp
305,000	5.38%, 02/01/2027	285,937
710,000	5.00%, 01/15/2028	642,550
	Transocean Inc
115,000	9.00%, 07/15/2023(c)	114,425
235,000	7.50%, 04/15/2031	178,013
375,000	Transocean Pontus Ltd(c) 6.13%, 08/01/2025	361,875
770,000	Trinidad Drilling Ltd(c) 6.63%, 02/15/2025	776,545
685,000	USA Compression Partners LP / USA Compression Finance Corp(c) 6.88%, 04/01/2026	657,600
70,000	Vermilion Energy Inc(c) 5.63%, 03/15/2025	65,625

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
Energy — (continued)
	Weatherford International Ltd
$ 130,000	8.25%, 06/15/2023	$ 78,325
370,000	9.88%, 02/15/2024	227,550
455,000	Whiting Petroleum Corp 6.63%, 01/15/2026	390,162
	Williams Cos Inc
39,000	7.75%, 06/15/2031	47,141
240,000	8.75%, 03/15/2032	312,438
	WPX Energy Inc
355,000	8.25%, 08/01/2023	370,975
360,000	5.75%, 06/01/2026(e)	325,800
		32,648,152
Financial — 10.55%
510,000	Alliance Data Systems Corp(c) 5.38%, 08/01/2022	497,250
560,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer(c) 8.25%, 08/01/2023	555,447
1,690,000	Ally Financial Inc 8.00%, 11/01/2031	1,875,900
570,000	American International Group Inc(b) 8.18%, 05/15/2058 3-mo. LIBOR + 4.19%	649,800
635,000	ASP AMC Merger Sub Inc(c) 8.00%, 05/15/2025	336,550
	Bank of America Corp(j)
225,000	6.10%, Perpetual	221,625
265,000	6.50%, Perpetual(e)	268,313
	CIT Group Inc
190,000	5.00%, 08/15/2022	187,388
775,000	5.00%, 08/01/2023	759,500
320,000	5.25%, 03/07/2025	312,800
430,000	CNG Holdings Inc(c)(e) 9.38%, 05/15/2020	402,050
625,000	CNO Financial Group Inc 5.25%, 05/30/2025	595,312
315,000	Credit Acceptance Corp 7.38%, 03/15/2023	321,300
620,000	Credit Suisse Group AG(c)(j) 6.25%, Perpetual	585,627
230,000	Dresdner Funding Trust I(c) 8.15%, 06/30/2031	277,035
695,000	Equinix Inc 5.38%, 05/15/2027	679,362
745,000	ESH Hospitality Inc(c) 5.25%, 05/01/2025	692,850
305,000	Fairfax Financial Holdings Ltd(c) 4.85%, 04/17/2028	293,239
	Freedom Mortgage Corp(c)
520,000	8.13%, 11/15/2024	445,900
445,000	8.25%, 04/15/2025	380,475
385,000	goeasy Ltd(c) 7.88%, 11/01/2022	389,812
990,000	Howard Hughes Corp(c) 5.38%, 03/15/2025	930,600
Principal Amount(a)		Fair Value
Financial — (continued)
$ 530,000	HUB International Ltd(c) 7.00%, 05/01/2026	$ 480,975
	Icahn Enterprises LP / Icahn Enterprises Finance Corp
80,000	6.00%, 08/01/2020	79,900
330,000	5.88%, 02/01/2022	323,400
340,000	6.25%, 02/01/2022	335,750
350,000	6.75%, 02/01/2024	346,500
	Iron Mountain Inc(c)
770,000	4.88%, 09/15/2027	671,825
255,000	5.25%, 03/15/2028	225,038
	iStar Inc
345,000	6.00%, 04/01/2022	333,788
160,000	5.25%, 09/15/2022	149,584
45,000	Liberty Mutual Group Inc(c) 7.80%, 03/15/2037	49,050
580,000	Lions Gate Capital Holdings LLC(c) 5.88%, 11/01/2024	572,750
393,000	Lloyds Banking Group PLC(j) 7.50%, Perpetual	379,166
750,000	LPL Holdings Inc(c) 5.75%, 09/15/2025	703,125
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc
200,000	5.63%, 05/01/2024	198,000
220,000	4.50%, 01/15/2028	192,500
	Nationstar Mortgage Holdings Inc(c)
450,000	8.13%, 07/15/2023	438,750
145,000	9.13%, 07/15/2026	141,013
405,000	Nationstar Mortgage LLC / Nationstar Capital Corp 6.50%, 07/01/2021	394,875
640,000	Provident Funding Associates LP / PFG Finance Corp(c) 6.38%, 06/15/2025	576,000
	Royal Bank of Scotland Group PLC(j)
495,000	7.50%, Perpetual	490,050
833,000	7.65%, Perpetual	1,025,631
	Springleaf Finance Corp
555,000	6.13%, 05/15/2022	538,189
485,000	6.88%, 03/15/2025	434,075
240,000	7.13%, 03/15/2026	214,200
540,000	Starwood Property Trust Inc 4.75%, 03/15/2025	486,000
390,000	Stearns Holdings Inc(c) 9.38%, 08/15/2020	366,600
1,000,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp(c) 6.75%, 06/01/2025	925,000
465,000	TMX Finance LLC / TitleMax Finance Corp(c) 11.13%, 04/01/2023	374,186
1,100,000	Travelport Corporate Finance PLC(c) 6.00%, 03/15/2026	1,111,000

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
Financial — (continued)
$ 525,000	USIS Merger Sub Inc(c) 6.88%, 05/01/2025	$ 482,454
780,000	Werner FinCo LP / Werner FinCo Inc(c)(e) 8.75%, 07/15/2025	696,150
845,000	WeWork Cos Inc(c) 7.88%, 05/01/2025	749,937
		26,143,596
Industrial — 12.31%
209,138	ARD Securities Finance SARL(c)(d) 8.75%, 01/31/2023 PIK rate, 8.75%	176,722
	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc(c)
990,000	7.25%, 05/15/2024	987,525
240,000	6.00%, 02/15/2025	221,549
615,000	ATS Automation Tooling Systems Inc(c) 6.50%, 06/15/2023	619,612
	Berry Global Inc
310,000	5.13%, 07/15/2023	306,606
85,000	4.50%, 02/15/2026(c)	77,775
700,000	BMC East LLC(c) 5.50%, 10/01/2024	652,750
945,000	Boise Cascade Co(c) 5.63%, 09/01/2024	885,937
	Bombardier Inc(c)
100,000	8.75%, 12/01/2021	103,000
1,060,000	7.50%, 12/01/2024(e)	999,050
657,313	Brand Industrial Services Inc(c) 8.50%, 07/15/2025	560,359
550,000	Briggs & Stratton Corp 6.88%, 12/15/2020	558,938
655,000	Builders FirstSource Inc(c) 5.63%, 09/01/2024	607,513
	BWAY Holding Co(c)
325,000	5.50%, 04/15/2024	305,500
1,385,000	7.25%, 04/15/2025	1,243,037
515,000	CEMEX Finance LLC(c) 6.00%, 04/01/2024	511,910
815,000	Cemex SAB de CV(c) 6.13%, 05/05/2025	794,878
220,000	Covanta Holding Corp 6.00%, 01/01/2027	196,900
260,000	CPG Merger Sub LLC(c) 8.00%, 10/01/2021	252,200
185,000	Crown Americas LLC / Crown Americas Capital Corp VI(c)(e) 4.75%, 02/01/2026	175,519
651,000	Crown Cork & Seal Co Inc 7.38%, 12/15/2026	693,315
180,000	Energizer Gamma Acquisition Inc(c) 6.38%, 07/15/2026	165,150
	Flex Acquisition Co Inc(c)
355,000	6.88%, 01/15/2025	315,950
Principal Amount(a)		Fair Value
Industrial — (continued)
$ 410,000	7.88%, 07/15/2026	$ 369,000
517,000	Gates Global LLC / Gates Global Co(c) 6.00%, 07/15/2022	506,660
195,000	GFL Environmental Inc(c) 5.38%, 03/01/2023	170,625
765,000	Great Lakes Dredge & Dock Corp 8.00%, 05/15/2022	777,431
915,000	Hulk Finance Corp(c) 7.00%, 06/01/2026	798,337
750,000	Itron Inc(c) 5.00%, 01/15/2026	686,250
680,000	James Hardie International Finance Designated Activity Co(c) 5.00%, 01/15/2028	581,400
	JELD-WEN Inc(c)
355,000	4.63%, 12/15/2025	310,625
310,000	4.88%, 12/15/2027	261,950
450,000	Legrand France SA 8.50%, 02/15/2025	555,428
490,000	Louisiana-Pacific Corp 4.88%, 09/15/2024	472,850
195,000	MasTec Inc 4.88%, 03/15/2023	189,150
540,000	NCI Building Systems Inc(c) 8.00%, 04/15/2026	494,100
	Novelis Corp(c)
625,000	6.25%, 08/15/2024	587,500
800,000	5.88%, 09/30/2026	708,000
745,000	Oshkosh Corp 5.38%, 03/01/2025	743,137
335,000	Park-Ohio Industries Inc 6.63%, 04/15/2027	318,250
945,000	RBS Global Inc / Rexnord LLC(c) 4.88%, 12/15/2025	857,587
310,000	Resideo Funding Inc(c) 6.13%, 11/01/2026	305,350
	Standard Industries Inc(c)
500,000	5.38%, 11/15/2024	469,375
50,000	6.00%, 10/15/2025	47,955
395,000	5.00%, 02/15/2027	345,625
45,000	4.75%, 01/15/2028	37,800
795,000	Stevens Holding Co Inc(c) 6.13%, 10/01/2026	783,075
400,000	Tennant Co 5.63%, 05/01/2025	377,000
560,000	Titan Acquisition Ltd / Titan Co-Borrower LLC(c) 7.75%, 04/15/2026	478,800
630,000	TopBuild Corp(c) 5.63%, 05/01/2026	576,450
	TransDigm Inc
260,000	6.50%, 05/15/2025	248,300
610,000	6.38%, 06/15/2026	567,300
1,200,000	TTM Technologies Inc(c) 5.63%, 10/01/2025	1,116,000
572,000	US Concrete Inc 6.38%, 06/01/2024	526,240

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount(a)		Fair Value
Industrial — (continued)
	USG Corp
$ 305,000	5.50%, 03/01/2025(c)	$ 307,288
715,000	4.88%, 06/01/2027	720,362
490,000	Vertiv Group Corp(c) 9.25%, 10/15/2024	450,800
105,000	Vertiv Intermediate Holding Corp(c)(d) 12.00%, 02/15/2022 PIK rate, 13.0%	96,600
780,000	Watco Cos LLC / Watco Finance Corp(c) 6.38%, 04/01/2023	781,950
950,000	Weekley Homes LLC / Weekley Finance Corp 6.00%, 02/01/2023	888,250
560,000	Zekelman Industries Inc(c) 9.88%, 06/15/2023	589,400
		30,513,895
Technology — 3.88%
595,000	Ascend Learning LLC(c) 6.88%, 08/01/2025	569,713
790,000	Banff Merger Sub Inc(c) 9.75%, 09/01/2026	722,850
	Dell International LLC / EMC Corp(c)
500,000	7.13%, 06/15/2024	508,750
1,510,000	6.02%, 06/15/2026	1,517,514
1,345,000	First Data Corp(c) 5.75%, 01/15/2024	1,313,514
1,115,000	Infor Software Parent LLC / Infor Software Parent Inc(c)(d) 7.13%, 05/01/2021 PIK rate, 7.88%	1,084,337
760,000	Infor US Inc 6.50%, 05/15/2022	735,034
270,000	Microchip Technology Inc 1.63%, 02/15/2027	263,734
190,000	Qorvo Inc(c) 5.50%, 07/15/2026	181,450
926,000	Rackspace Hosting Inc(c) 8.63%, 11/15/2024	722,280
1,340,000	Solera LLC / Solera Finance Inc(c) 10.50%, 03/01/2024	1,427,100
660,000	Western Digital Corp 4.75%, 02/15/2026	572,550
		9,618,826
Utilities — 2.46%
	AES Corp
95,000	4.50%, 03/15/2023	92,625
1,105,000	5.50%, 04/15/2025	1,096,712
260,000	5.13%, 09/01/2027	249,600
	Calpine Corp
90,000	5.88%, 01/15/2024(c)	88,200
980,000	5.75%, 01/15/2025(e)	896,700
Principal Amount(a)		Fair Value
Utilities — (continued)
$ 355,000	5.25%, 06/01/2026(c)	$ 323,938
125,000	GenOn Energy Inc(f)(k) 9.88%, 10/15/2020	47,840
27,099	GenOn Energy Inc / NRG Americas Inc(b) 9.39%, 12/01/2023 3-mo. LIBOR + 6.50%	26,557
	NRG Energy Inc
350,000	7.25%, 05/15/2026	364,438
725,000	6.63%, 01/15/2027	730,437
225,000	5.75%, 01/15/2028	216,000
	Vistra Energy Corp
946,000	7.63%, 11/01/2024	998,030
320,000	8.13%, 01/30/2026(c)	345,600
650,000	Vistra Operations Co LLC(c) 5.50%, 09/01/2026	625,625
		6,102,302
TOTAL CORPORATE BONDS AND NOTES — 86.36% (Cost $230,592,902)		$214,097,447
CONVERTIBLE BONDS
Communications — 0.08%
237,000	DISH Network Corp 3.38%, 08/15/2026	191,381
Consumer, Cyclical — 0.07%
150,150	Caesars Entertainment Corp 5.00%, 10/01/2024	186,376
Technology — 0.17%
382,000	ON Semiconductor Corp 1.00%, 12/01/2020	421,155
TOTAL CONVERTIBLE BONDS — 0.32% (Cost $916,431)		$ 798,912
Shares
COMMON STOCK
Communications — 0.29%
1,460	Charter Communications Inc Class A(m)	416,056
4,599	T-Mobile US Inc(m)	292,543
		708,599
Consumer, Cyclical — 0.21%
39,805	Caesars Entertainment Corp(m)	270,276

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2018
Shares		Fair Value
Consumer, Cyclical — (continued)
5,240	Live Nation Entertainment Inc(m)	$ 258,070
		528,346
Consumer, Non-Cyclical — 0.03%
3,415	Advanz Pharma Corp(m)	64,438
Energy — 0.11%
32,610	Halcon Resources Corp(e)(m)	55,437
70	MWO Holdings LLC(l)(m)	2,368
4,765	Nine Point Energy(l)(m)	68,807
17,520	Seven Generations Energy Ltd Class A(m)	142,963
		269,575
Financial — 0.30%
20,505	Ally Financial Inc	464,643
7,486	CIT Group Inc	286,489
		751,132
Industrial — 0.30%
7,340	Berry Global Group Inc(m)	348,870
5,920	Crown Holdings Inc(m)	246,094
491	Tervita Corp(m)	2,259
3,976	US Concrete Inc(e)(m)	140,273
		737,496
Technology — 0.12%
20,448	Avaya Holdings Corp(m)	297,723
TOTAL COMMON STOCK — 1.36% (Cost $6,968,001)		$ 3,357,309
CONVERTIBLE PREFERRED STOCK
Energy — 0.05%
101	Nine Point Energy, 0.00%(l)	118,814
Financial — 0.40%
568	Crown Castle International Corp Series A, 6.88%	595,489
15,268	EPR Properties Series C, 5.75%	407,132
		1,002,621
Industrial — 0.17%
464	Fortive Corp, 5.00%	421,428
TOTAL CONVERTIBLE PREFERRED STOCK — 0.62% (Cost $1,519,254)		$ 1,542,863
Shares		Fair Value
PREFERRED STOCK
Financial — 0.31%
13,425	Federal National Mortgage Association(e)	$ 93,304
16,517	GMAC Capital Trust I	418,706
6,157	iStar Inc	260,501
TOTAL PREFERRED STOCK — 0.31% (Cost $1,070,612)		$ 772,511
RIGHTS
Utilities — 0.01%
18,138	Texas Competitive Electric Holdings(l)(m)	22,673
TOTAL RIGHTS — 0.01% (Cost $22,738)		$ 22,673
WARRANTS
Energy — 0.00%(n)
8,859	Halcon Resources Corp(m)	199
TOTAL WARRANTS — 0.00%(n) (Cost $31,890)		$ 199
Principal Amount
SHORT TERM INVESTMENTS
U.S. Government Agency Bonds and Notes — 3.39%
$8,400,000	Federal Home Loan Bank 2.18%, 01/02/2019	8,399,498
Repurchase Agreements — 5.25%
649,209	Undivided interest of 24.54% in a repurchase agreement (principal amount/value $2,651,249 with a maturity value of $2,651,684) with Scotia Capital (USA) Inc, 2.95%, dated 12/31/18 to be repurchased at $649,209 on 1/2/19 collateralized by U.S. Treasury securities, 0.00% - 8.75%, 1/8/19 - 9/9/49, with a value of $2,704,718.(o)	649,209

See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2018
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$3,096,485	Undivided interest of 5.57% in a repurchase agreement (principal amount/value $55,684,707 with a maturity value of $55,694,050) with RBC Capital Markets Corp, 3.02%, dated 12/31/18 to be repurchased at $3,096,485 on 1/2/19 collateralized by various U.S. Government Agency securities, 3.00% - 7.00%, 10/1/25 - 10/20/48, with a value of $56,798,401.(o)	$ 3,096,485
3,096,485	Undivided interest of 6.46% in a repurchase agreement (principal amount/value $48,041,561 with a maturity value of $48,049,301) with Bank of Montreal, 2.90%, dated 12/31/18 to be repurchased at $3,096,485 on 1/2/19 collateralized by various U.S. Government Agency securities, 3.00% - 4.00%, 4/20/46 - 11/1/48, with a value of $49,002,392.(o)	3,096,485
3,096,485	Undivided interest of 8.57% in a repurchase agreement (principal amount/value $36,206,342 with a maturity value of $36,212,376) with Merrill Lynch, Pierce, Fenner & Smith, 3.00%, dated 12/31/18 to be repurchased at $3,096,485 on 1/2/19 collateralized by various U.S. Government Agency securities, 2.73% - 5.50%, 1/1/34 - 1/1/49, with a value of $36,930,469.(o)	3,096,485
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$3,096,485	Undivided interest of 9.18% in a repurchase agreement (principal amount/value $33,818,901 with a maturity value of $33,824,537) with TD Securities (USA) Inc, 3.00%, dated 12/31/18 to be repurchased at $3,096,485 on 1/2/19 collateralized by Federal National Mortgage Association securities, 3.50% - 4.50%, 6/1/47 - 8/1/48, with a value of $34,495,279.(o)	$ 3,096,485
		13,035,149
SHORT TERM INVESTMENTS — 8.64% (Cost $21,434,647)		$ 21,434,647
TOTAL INVESTMENTS — 104.21% (Cost $280,056,312)		$258,361,276
OTHER ASSETS & LIABILITIES, NET — (4.21)%		$ (10,444,458)
TOTAL NET ASSETS — 100.00%		$247,916,818

(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2018.
(c)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(d)	Security is a payment-in-kind bond (PIK); income may be received in cash or additional securities at the discretion of the issuer.
(e)	All or a portion of the security is on loan at December 31, 2018.
(f)	Security in bankruptcy at December 31, 2018.
(g)	Security in default; some interest payments received during the last 12 months.
(h)	Restricted security; further details of these securities are included in a subsequent table.
(i)	Zero coupon bond; the interest rate shown is the effective yield on date of purchase.
(j)	Security has no contractual maturity date and pays an indefinite stream of interest.
(k)	Security in default; no interest payments received during the last 12 months.
(l)	Security is fair valued using significant unobservable inputs.
(m)	Non-income producing security.
(n)	Represents less than 0.005% of net assets.
(o)	Collateral received for securities on loan.
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
TLB	Term Loan B
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2018
At December 31, 2018, the Fund held the following restricted securities:
Security	Coupon	Maturity Date	Acquisition Dates	Cost	Fair Value	Fair Value as a Percentage of Net Assets
Corporate Bonds and Notes
CHC Group LLC / CHC Finance Ltd	0.00%	10/01/2020	04/05/2017	$137,650	$114,389	0.05%

At December 31, 2018, the Fund held the following forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BA	USD	470,974	EUR	410,800	March 20, 2019	$(2,830)
BB	USD	114,676	EUR	100,000	March 20, 2019	(661)
CIT	USD	184,754	CAD	235,800	January 16, 2019	11,945
JPM	CAD	1,200,800	USD	893,796	January 16, 2019	(13,774)
JPM	USD	420,949	CAD	537,300	January 16, 2019	27,182
SSB	USD	441,989	CAD	564,100	January 16, 2019	28,581
SSB	USD	656,753	EUR	572,700	March 20, 2019	(3,781)
WES	USD	30,249	CAD	38,600	January 16, 2019	1,960
					Net Appreciation	$48,622
Counterparty Abbreviations:
BA	Bank of America Corp
BB	Barclays Bank PLC
CIT	Citigroup Global Markets
JPM	JP Morgan Chase & Co
SSB	State Street Bank
WES	Westpac
Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro Dollar
USD	U.S. Dollar
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2018
Great-West Putnam High Yield Bond Fund
ASSETS:
Investments in securities, fair value (including $12,658,551 of securities on loan)(a)	$245,326,127
Repurchase agreements, fair value(b)	13,035,149
Cash	366,293
Dividends and interest receivable	3,794,925
Subscriptions receivable	154,908
Receivable for investments sold	21,873
Unrealized appreciation on forward foreign currency contracts	69,668
Total Assets	262,768,943
LIABILITIES:
Payable for director fees	4,279
Payable for investments purchased	1,202,538
Payable for other accrued fees	69,047
Payable for shareholder services fees	2,573
Payable to investment adviser	174,316
Payable upon return of securities loaned	13,035,149
Redemptions payable	343,177
Unrealized depreciation on forward foreign currency contracts	21,046
Total Liabilities	14,852,125
NET ASSETS	$247,916,818
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$2,856,579
Paid-in capital in excess of par	277,709,366
Total distributable earnings	(32,649,127)
NET ASSETS	$247,916,818
NET ASSETS BY CLASS
Investor Class	$8,299,142
Institutional Class	$239,617,676
CAPITAL STOCK:
Authorized
Investor Class	10,000,000
Institutional Class	150,000,000
Issued and Outstanding
Investor Class	1,147,846
Institutional Class	27,417,947
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$7.23
Institutional Class	$8.74
(a) Cost of investments	$267,021,163
(b) Cost of repurchase agreements	$13,035,149
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2018
Great-West Putnam High Yield Bond Fund
INVESTMENT INCOME:
Interest	$18,864,355
Income from securities lending	247,493
Dividends	183,520
Total Income	19,295,368
EXPENSES:
Management fees	2,135,810
Shareholder services fees – Investor Class	32,169
Audit and tax fees	44,722
Custodian fees	49,804
Director's fees	18,081
Legal fees	2,762
Pricing fees	91,492
Registration fees	21,456
Shareholder report fees	477
Transfer agent fees	7,507
Other fees	1,253
Total Expenses	2,405,533
Less amount waived by investment adviser	146,075
Net Expenses	2,259,458
NET INVESTMENT INCOME	17,035,910
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments and foreign currency transactions	(3,101,898)
Net realized loss on credit default swaps	(173,432)
Net realized gain on forward foreign currency contracts	77,072
Net Realized Loss	(3,198,258)
Net change in unrealized depreciation on investments and foreign currency translations	(22,892,934)
Net change in unrealized appreciation on credit default swaps	45,218
Net change in unrealized appreciation on forward foreign currency contracts	48,625
Net Change in Unrealized Depreciation	(22,799,091)
Net Realized and Unrealized Loss	(25,997,349)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,961,439)
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2018 and 2017
Great-West Putnam High Yield Bond Fund	2018	2017
OPERATIONS:
Net investment income	$17,035,910	$16,807,335
Net realized gain (loss)	(3,198,258)	3,657,816
Net change in unrealized appreciation (depreciation)	(22,799,091)	988,431
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,961,439)	21,453,582
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(659,855)	(594,795) (a)
Institutional Class	(17,438,071)	(16,410,265) (b)
From Net Investment Income and Net Realized Gains	(18,097,926)	(17,005,060)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	2,207,516	3,511,880
Institutional Class	41,876,309	68,881,899
Shares issued in reinvestment of distributions
Investor Class	659,855	594,795
Institutional Class	17,438,071	16,410,265
Shares redeemed
Investor Class	(3,513,278)	(3,125,709)
Institutional Class	(97,612,191)	(71,550,651)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(38,943,718)	14,722,479
Total Increase (Decrease) in Net Assets	(66,003,083)	19,171,001
NET ASSETS:
Beginning of year	313,919,901	294,748,900
End of year(c)	$247,916,818	$313,919,901
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	277,080	425,242
Institutional Class	4,372,782	7,041,096
Shares issued in reinvestment of distributions
Investor Class	88,042	73,111
Institutional Class	1,927,246	1,697,487
Shares redeemed
Investor Class	(441,324)	(378,326)
Institutional Class	(10,263,941)	(7,290,777)
Net Increase (Decrease)	(4,040,115)	1,567,833
(a)	For the year ended December 31, 2017, total distributions from the Investor Class consisted of net investment income of $594,795 and net realized gains of $0. The SEC eliminated the requirement to disclose the breakout of distributions from net investment income and realized gain/loss in 2018.
(b)	For the year ended December 31, 2017, total distributions from the Institutional Class consisted of net investment income of $16,410,265 and net realized gains of $0. The SEC eliminated the requirement to disclose the breakout of distributions from net investment income and realized gain/loss in 2018.
(c)	For the year ended December 31, 2017, net assets included undistributed (overdistributed) net investment income of $613,701. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2018	$ 8.13	0.43	(0.74)	(0.31)	(0.59)	-	(0.59)	$7.23	(3.92%)
12/31/2017	$ 8.10	0.41	0.12	0.53	(0.50)	-	(0.50)	$8.13	6.62%
12/31/2016	$ 7.46	0.41	0.73	1.14	(0.50)	-	(0.50)	$8.10	15.54%
12/31/2015	$ 8.33	0.42	(0.79)	(0.37)	(0.50)	-	(0.50)	$7.46	(4.69%)
12/31/2014	$ 8.54	0.42	(0.24)	0.18	(0.39)	-	(0.39)	$8.33	2.09%
Institutional Class
12/31/2018	$ 9.69	0.55	(0.89)	(0.34)	(0.61)	-	(0.61)	$8.74	(3.58%)
12/31/2017	$ 9.55	0.52	0.14	0.66	(0.52)	-	(0.52)	$9.69	7.03%
12/31/2016	$ 8.72	0.51	0.85	1.36	(0.53)	-	(0.53)	$9.55	15.87%
12/31/2015 (d)	$10.00	0.35	(1.10)	(0.75)	(0.53)	-	(0.53)	$8.72	(7.71%) (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2018	$ 8,299	1.39%	1.10%	5.41%	40%
12/31/2017	$ 9,948	1.24%	1.10%	4.94%	59%
12/31/2016	$ 8,938	1.10%	1.10%	5.14%	56%
12/31/2015	$ 11,277	1.10%	1.10%	4.98%	56%
12/31/2014	$337,233	1.10%	1.10%	4.80%	53%
Institutional Class
12/31/2018	$239,618	0.79%	0.75%	5.76%	40%
12/31/2017	$303,972	0.78%	0.75%	5.30%	59%
12/31/2016	$285,811	0.75%	0.75%	5.48%	56%
12/31/2015 (d)	$289,219	0.75% (g)	0.75% (g)	5.49% (g)	56%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Institutional Class inception date was May 1, 2015.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2018

GREAT-WEST FUNDS, INC.
GREAT-WEST PUTNAM HIGH YIELD BOND FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-five funds. Interests in the Great-West Putnam High Yield Bond Fund (the Fund) are included herein. The investment objective of the Fund is to seek to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Investor Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods. This report includes information for the Investor Class and Institutional Class; Class L has not yet been capitalized.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.

Annual Report - December 31, 2018

Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Fixed income investments, including bank loans, are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Bank Loans	Broker quotes, Loan Syndications and Trading Association daily marks, loan analytics and market news.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Convertible Bonds, Convertible Preferred Stock, Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Rights, Warrants	Exchange traded close price, bids and evaluated bids.
Short Term Investments	Maturity date, credit quality and interest rates.
Forward Foreign Currency Contracts	Foreign currency spot and forward rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.

Annual Report - December 31, 2018

Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2018, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments.
 There were no transfers between Levels 1, 2 and 3 during the year.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Bank Loans	$ —	$ 16,334,715	$ —	$ 16,334,715
Corporate Bonds and Notes	—	214,097,389	58	214,097,447
Convertible Bonds	—	798,912	—	798,912
Common Stock	3,286,134	0	71,175	3,357,309
Convertible Preferred Stock	—	1,424,049	118,814	1,542,863
Preferred Stock	512,010	260,501	—	772,511
Rights	—	—	22,673	22,673
Warrants	199	—	—	199
Short Term Investments	—	21,434,647	—	21,434,647
Total investments, at fair value:	3,798,343	254,350,213	212,720	258,361,276
Other Financial Investments:
Forward Foreign Currency Contracts(a)	—	69,668	—	69,668
Total Assets	$ 3,798,343	$ 254,419,880	$ 212,720	$ 258,430,943
Liabilities
Other Financial Investments:
Forward Foreign Currency Contracts(a)	$ —	$ (21,046)	$ —	$ (21,046)
Total Liabilities	$ 0	$ (21,046)	$ 0	$ (21,046)
(a)	Forward Foreign Currency Contracts are reported at the security’s unrealized appreciation (depreciation), which represents the change in the contract’s value from trade date.
Restricted Securities
Investments in securities include issues that are restricted. A restricted security may have contractual restrictions on resale and is valued under methods approved by the Board of Directors reflecting fair value. Restricted securities are marked with an applicable footnote on the Schedule of Investments and are reported in a table following the Schedule of Investments.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.

Annual Report - December 31, 2018

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2018 and 2017 were as follows:
	2018	2017
Ordinary income	$18,097,926	$17,005,060
	$18,097,926	$17,005,060
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, foreign currency adjustments and adjustments for real estate investment trusts.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$572,741
Undistributed long-term capital gains	—
Capital loss carryforwards	(10,640,302)
Post-October losses	(855,106)
Net unrealized depreciation	(21,726,460)
Tax composition of capital	$(32,649,127)
At December 31, 2018, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2018, the Fund utilized $0 of capital loss carryforwards to offset capital gains realized in that fiscal year. The Fund had $0 of capital loss carryforwards that expired during the year. Details of the capital loss carryforwards as of December 31, 2018, were as follows:

Annual Report - December 31, 2018

No Expiration	$(10,640,302)
Total	$(10,640,302)
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$(145,148)	$(709,958)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2018 were as follows:
Federal tax cost of investments	$280,136,358
Gross unrealized appreciation on investments	1,734,552
Gross unrealized depreciation on investments	(23,461,012)
Net unrealized depreciation on investments	$(21,726,460)
Application of Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued ASU No. 2017-08, "Receivables-Nonrefundable Fees and Other Costs: Premium Amortization on Purchased Callable Debt Securities" (ASU No. 2017-08). ASU No. 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening the amortization period for the premium to the earliest call date. The accounting changes in ASU 2017-08 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Fund adopted ASU No. 2017-08 for its fiscal year beginning January 1, 2019. The adoption of ASU No. 2017-08 did not have an impact on the Fund’s financial position or the results of its operations.
In August 2018, the Financial Accounting Standards Board issued ASU No. 2018-13, “Fair-Value Measurement: Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (ASU No. 2018-13). ASU No. 2018-13 modifies the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. The disclosure changes in ASU 2018-13 are effective for the first interim or annual period beginning after December 15, 2019. Early adoption is permitted for any eliminated or modified disclosures. The Fund has evaluated the impact of ASU No. 2018-13 and has adopted the changes into these financial statements. These changes are reflected in Note 1.
In October 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to U.S. GAAP for investment companies. The Fund adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund's adoption of those amendments, effective with the financial statements prepared as of December 31, 2018, had no effect on the Fund's financial position or the results of its operations.
2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including forward foreign currency contracts and credit default swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Credit Risk - The risk that an issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.

Annual Report - December 31, 2018

Interest Rate Risk - The risk that market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties. These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at pre-arranged exposure levels. Collateral or margin requirements are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in currency exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.
Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund held an average notional amount of $2,263,176 in forward contracts for the reporting period.
Credit Default Swaps
The Fund enters into credit default swap contracts to gain exposure on individual names and/or baskets of securities. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the number of defaults event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed on a registered exchange (centrally cleared credit default swaps).
Credit default swaps are reported in a table following the Schedule of Investments. For centrally cleared credit default swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared credit default swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Any upfront premiums paid or received upon entering into a swap are capitalized and amortized to income ratably over the term of the swap. Upfront premiums are

Annual Report - December 31, 2018

disclosed as upfront premiums paid/received in a table following the Schedule of Investments. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within variation margin on the Statement of Assets and Liabilities. Upon the termination of swap contracts, the net gain or loss is recorded as net realized gain or loss on credit default swaps on the Statement of Operations.
Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. The Fund held an average notional amount of $2,937,923 in credit default swaps for the reporting period.
Valuation of derivative investments as of December 31, 2018 is as follows:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts (forwards)	Unrealized appreciation on forward foreign currency contracts	$69,668	Unrealized depreciation on forward foreign currency contracts	$(21,046)
The effect of derivative investments for the year ended December 31, 2018 is as follows:
	Net Realized Gain (Loss)		Net Change in Unrealized Gain (Loss)
Risk Exposure	Statement of Operations Location	Fair Value	Statement of Operations Location	Fair Value
Credit contracts (swaps)	Net realized loss on credit default swaps	$(173,432)	Net change in unrealized appreciation on credit default swaps	$45,218
Foreign exchange contracts (forwards)	Net realized gain on forward foreign currency contracts	$ 77,072	Net change in unrealized appreciation on forward foreign currency contracts	$48,625
3.  OFFSETTING ASSETS AND LIABILITIES
The Fund enters into derivative transactions with several approved counterparties. Certain transactions are effected under agreements which include master netting arrangements which provide for the netting of payment obligations and/or netting in situations of counterparty default. The following table summarizes the Fund's financial investments that are subject to an enforceable master netting arrangement at December 31, 2018.
Investments:	Gross Amount Presented in the Statement of Assets and Liabilities (a)	Financial Investments Available for Offset	Financial Investments Collateral Received	Cash Collateral Pledged (Received)	Net Amount
Derivative Assets (forward contracts)	$ 69,668	$(17,555)	$—	$—	$52,113
Derivative Liabilities (forward contracts)	$(21,046)	$ 17,555	$—	$—	$ (3,491)
(a) OTC derivatives are reported gross on the Statement of Assets and Liabilities.

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.72% of the Fund’s average daily net assets up to $1 billion dollars, 0.67% of the Fund’s average daily net assets over $1 billion dollars and 0.62% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.75% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2019 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.

Annual Report - December 31, 2018

The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed to the Fund in future periods, not exceeding three years, if the Fund's other expenses including such recoupment do not exceed the Expense Limit. At December 31, 2018, the amounts subject to recoupment were as follows:
Expires December 31, 2020	Expires December 31, 2021	Recoupment of Past Reimbursed Fees by the Adviser
$105,377	$146,075	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Putnam Investment Management, LLC an affiliate of the Adviser and GWL&A. The Adviser is responsible for compensating the Sub-Adviser for its services.
Great-West Funds has entered into a shareholder services agreement with GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-five funds for which they serve as directors was $990,000 for the year ended December 31, 2018.
5.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $113,089,470 and $145,271,346, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
6.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2018, the Fund had securities on loan valued at $12,658,551 and received collateral as reported on the Statement of Assets and Liabilities of $13,035,149 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of December 31, 2018. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
Security lending transactions	Total (a)
Corporate Bonds and Notes	$12,841,672
Common Stocks	182,227
Preferred Stock	11,250
Total secured borrowings	$13,035,149
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

Annual Report - December 31, 2018

7.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
8.  SUBSEQUENT EVENT
Management has reviewed all events subsequent to December 31, 2018, including the estimates inherent in the process of preparing these financial statements, through the date the financial statements were issued. No subsequent events requiring adjustment or disclosure have occurred.

Annual Report - December 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Putnam High Yield Bond Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 22, 2019
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2018, 1% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 75	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp & Gold, Inc.	65	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 75	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	65	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 64	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Investment Holdings, LLC; Senior Managing Director, CBIZ MHM, LLC	65	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 59	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Colorado Developmental Disabilities Council; Regional Center Task Force; and Mental Health Center of Denver	65	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 55	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC; Member, Fios Partners LLC, Fios Holdings LLC, Roubaix Capital LLC; and Sole Member, Fios Companies LLC	65	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 56	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and Advised Assets Group, LLC ("AAG"); formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	65	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 56	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	65	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 62	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 44	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A and Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 51	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President Investment Accounting and Global Middle Office, GWL&A; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 37	Senior Counsel & Assistant Secretary	Since 2015	Senior Counsel, Products, GWL&A; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 51	Assistant Treasurer	Since 2007	Director, Investment Operations, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 43	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a sub-adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Invesco Advisers, Inc., the sub-adviser of the Great-West Invesco Small Cap Value Fund, (iii) a mutual fund advised by T. Rowe Price Associates, Inc., the sub-adviser of the Great-West T. Rowe Price Equity Income and Great-West T. Rowe Price Mid Cap Growth Funds, and (iv) a mutual fund advised by J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of Independence Capital Asset Partners, LLC (“ICAP”), which has a prime brokerage and institutional trading relationship with Goldman Sachs & Co., the parent company of Goldman Sachs Asset Management, LP, the sub-adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds. ICAP previously was a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of both Franklin Advisers, Inc., a sub-adviser of the Great-West Global Bond Fund, and Franklin Templeton Institutional, LLC, a sub-adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $834,600 for fiscal year 2017 and $1,059,880 for fiscal year 2018.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $50,000 for fiscal year 2017 and $60,000 for fiscal year 2018. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2017 and $0 for fiscal year 2018.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2017 equaled $1,480,500 and for fiscal year 2018 equaled $1,167,000.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on March 1, 2017 (File No. 2-75503).
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:February 22, 2019
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:February 22, 2019
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 22, 2019